Exhibit 99.1

Tingo Group Announces Interim Co-CEO to Temporarily Step Down by Mutual Agreement

MONTVALE, NJ – December 20, 2023 – Tingo Group, Inc. (NASDAQ: TIO) (“Tingo” or the “Company”), has today announced that Mr. Dozy Mmobuosi has temporarily stepped down as Interim Co-Chief Executive Officer and Member of the Board of Directors in connection with an order sought by the Securities & Exchange Commission (the “SEC”) to prohibit him from acting as an officer or director of a public company. In addition, by mutual agreement with the Company’s Board of Directors, Mr. Mmobuosi will remain stood down until cleared of the allegations made against him.

Having completed a detailed investigation between June 2023 and August 30, 2023 into the allegations made against the Company by Hindenburg Research, which was carried out by the Company and legal counsel, the Company intends to vigorously defend itself in relation to the SEC complaint. The Company and its Board of Directors are in turn committed to undertaking further investigation and responding to the complaint, supported by leading legal counsel, while at the same time making every effort to protect the business and shareholder value and continuing to execute the Company’s growth plans.

Tingo will continue to operate, serving the farming cooperatives, their farmer members, and the Company’s other customers, many of whom are heavily reliant on Tingo and its services in support of their daily activities.

The Company’s other interim co-CEO, Mr. Ken Denos, will serve as its interim group CEO until further notice. In addition, the management of each group company will remain in their respective roles, with the aim of delivering business stability and continuity pending the outcome of this matter.

About Tingo Group

Tingo Group, Inc. (Nasdaq: TIO) is a global Fintech, Agri-Fintech, food processing and commodity trading group of companies with operations in Africa, Southeast Asia and the Middle East. Tingo Group’s wholly owned subsidiary, Tingo Mobile, is a leading Agri-Fintech company operating in Africa, with a comprehensive portfolio of innovative products, including a ‘device as a service’ smartphone and a value-added service platform. As part of its globalization strategy, Tingo Mobile has recently begun to expand internationally and entered into trade partnerships that are contracted to increase the number of subscribed farmers from 9.3 million in 2022 to more than 32 million, providing them with access to services including, among others, the Nwassa ‘seed-to-sale’ marketplace platform, insurance, micro-finance, and mobile phone and data top-up. Tingo Group’s other Tingo business verticals include: TingoPay, a SuperApp in partnership with Visa, offering a wide range of B2C and B2B services including payment services, an e-wallet, foreign exchange and merchant services; Tingo Foods, a food processing business that processes raw foods into finished products such as rice, groundnut oil, nut products, wheat, millet and maize; and Tingo DMCC, a commodity trading platform and agricultural commodities export business based out of the Dubai Multi Commodities Center. In addition to its Tingo business verticals, Tingo Group also holds and operates an insurance brokerage platform business in China; and Magpie Securities, a regulated finance services Fintech business operating out of Hong Kong and Singapore, which, as relatively small businesses within the Company, are currently in the process of being reviewed and re-positioned. For more information visit tingogroup.com.

Disclaimer

The information in this news release includes certain information and statements about management and the Company’s board of directors’ view of future events, expectations, plans and prospects that constitute forward-looking statements. These statements are based upon assumptions that are subject to significant risks and uncertainties. Because of these risks and uncertainties and as a result of a variety of factors, the actual results, expectations, achievements or performance may differ materially from those anticipated and indicated by these forward-looking statements. Any number of factors could cause actual results to differ materially from these forward-looking statements as well as future results. Although the Company believes that the expectations reflected in forward-looking statements are reasonable, it can give no assurance that the expectations of any forward-looking statements will prove to be correct. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by the Company and: (i) the results of the independent review; (ii) the risk of restatement of the Company’s previously reported financial statements or the identification of one or more material weaknesses in internal control over financial reporting; (iii) costs relating to the independent review, which are likely to be material; (iv) the outcome of any legal proceedings that may be instituted against the Company, including as may result from the independent review and (v) the ability to meet stock exchange continued listing standards. Except as required by law, the Company disclaims any intention and assumes no obligation to update or revise any forward-looking statements to reflect actual results, whether as a result of new information, future events, changes in assumptions, changes in factors affecting such forward-looking statements or otherwise.

Investor Relations Contact

TIO@mzgroup.us